UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

Atrium Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43008	39-4639499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10578 Science Center Drive, Suite 125
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 876-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	RNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the current report on Form 8-K filed by Atrium Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission on October 8, 2026 (the “Original Form 8-K”) to correct the previously disclosed number of shares outstanding after the offering. No other information has been revised.

Item 8.01	Other Events.

As previously disclosed in the Original Form 8-K, on October 7, 2026, the Company entered into a securities purchase agreement with selected investors that qualify as “accredited investors” (collectively, the “PIPE Investors”), as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933, as amended, to sell to the PIPE Investors an aggregate of (i) 5,170,384 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) pre-funded warrants to purchase up to 1,134,930 shares of Common Stock (the “Offering”). Following the Offering, the Company will have 21,571,507 shares of Common Stock outstanding, which includes shares issued in connection with the settlement of the make whole equity awards that were made in connection with its spin-off from Avidity Biosciences, Inc.

Forward-Looking Statements

This Amendment No. 1 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, express or implied statements regarding the expected closing of the Offering. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the PIPE Investors, to satisfy the conditions to closing for the Offering; the timing of the closing of the Offering; and other risks and uncertainties described under the caption “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026 and in subsequent filings and furnishings, which are on file with the SEC; and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Amendment No. 1 speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRIUM THERAPEUTICS, INC.

Date: October 9, 2026	By:	/s/ Kathleen Gallagher
Name: Kathleen Gallagher Title: Chief Executive Officer